UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):
                     September 14, 2000 (September 8, 2000)



                              Beta Oil & Gas, Inc.
             (Exact name of Registrant as specified in its charter)




    Nevada                        000-25717                      86-0876964

 (State or other               (Commission File               (I.R.S. Employer
 jurisdiction of                   Number)                   Identification No.)
 incorporation)

                           6120 South Yale, Suite 813
                                 Tulsa, Oklahoma
                    (Address of principal executive offices)

                                      74136
                                   (Zip code)

                                 (918) 495-1011
              (Registrant's telephone number, including area code)

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ITEM 5.  Other Events.

     On September 12, 2000, the Registrant filed a shelf Registration Statement on Form S-3 (File No. 333-45586) covering the offer and sale of 6,491,547 shares of the Registrant's common stock, par value $.001 per share, by certain selling stockholders. This report is being filed for the purpose of adding the legal opinion and consent of Conner & Winters, A Professional Corporation, to the Exhibits to the Registration Statement.

ITEM 7.  Financial Statements and Exhibits.

   (c)      Exhibits

            Exhibit 5.1       Legal Opinion of Conner & Winters,
                              A Professional Corporation.

            Exhibit 23.1 Consent of Conner & Winters, A Professional Corporation, is contained in its opinion included as Exhibit 5.1.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            Beta Oil & Gas, Inc.


Dated:  September 14, 2000                  By: \s\ Joseph L. Burnett
                                                Joseph L. Burnett,
                                                Chief Financial Officer and
                                                Principal Accounting Officer














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                                  EXHIBIT INDEX

Exhibit Number             Description                                     Page


5.1.. Legal Opinion of Conner & Winters, A Professional Corporation.         4

23.1. Consent  of Conner & Winters,  A  Professional  Corporation, is        4
      contained in its opinion included as Exhibit 5.1.



































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                                                                    EXHIBIT 5.1

                          [CONNER & WINTERS LETTERHEAD]

                                CONNER & WINTERS
                           A PROFESSIONAL CORPORATION

                                     LAWYERS

                             3700 FIRST PLACE TOWER
                              15 EAST FIFTH STREET
                           TULSA, OKLAHOMA 74103-4344
                                 (918) 586-5711
                               FAX (918) 586-8982

                                September 8, 2000

Beta Oil & Gas, Inc.
6120 South Yale, Suite 813
Tulsa, Oklahoma 74136

         Re:      Beta Oil & Gas, Inc.
                  Registration Statement on Form S-3
                  File No. 333-45586
                  (the "Registration Statement")

Gentlemen:

     We have acted as counsel for Beta Oil & Gas, Inc., a Nevada corporation (the "Company"), in connection with the proposed offer and sale by certain stockholders of the Company (the "Selling Stockholders") of up to 6,491,547 shares of the Company's Common Stock, $0.001 par value per share (the "Shares"). Sales of the Shares may be effected by the Selling Stockholders from time to time in one or more types of transactions described in the Registration Statement.

     In reaching the conclusions expressed in this opinion, we have (a) examined such certificates of public officials and of corporate officers and directors and such other documents and matters as we have deemed necessary or appropriate,
(b) relied upon the accuracy of facts and information set forth in all such documents, and (c) assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as copies, and the authenticity of the originals from which all such copies were made.

     Based on the foregoing, we are of the opinion that the Shares have been duly authorized and are, or in the case of Shares issuable upon exercise of warrants held by Selling Stockholders, when issued, delivered and paid for in accordance with the terms and conditions of the relevant warrant agreement, will be, validly issued, fully paid and non-assessable shares of Common Stock of the Company when sold as set forth in the Registration Statement.

     We consent to the use of this opinion as an exhibit to the Registration Statement and to the reference to our firm in the Registration Statement and the prospectus constituting a part thereof under the caption "Legal Opinion."

                                           Yours very truly,

                                           CONNER & WINTERS,
                                           A Professional Corporation

                                           /s/  CONNER & WINTERS
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